As filed with the Securities and Exchange Commission
                             on November 1, 1996

                                               Registration No.33-


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            REGISTRATION STATEMENT
                                      on
                                   FORM S-8
                                    UNDER
                          THE SECURITIES ACT OF 1933



                      EXCALIBUR TECHNOLOGIES CORPORATION
              [Exact name of issuer as specified in its charter]

                Delaware                                 85-0278207
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                      Identification No.)



                              1921 Gallows Road
                                  Suite 200
                            Vienna, Virginia 22182
                                 703-761-3700
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

     Excalibur Technologies Corporation 1989 Incentive Plan
     Excalibur Technologies Corporation 1996 Employee Stock Purchase Plan
                             (Full Title of plan)

                               Patrick C. Condo
                              1921 Gallows Road
                                  Suite 200
                            Vienna, Virginia 22182
                                 703-761-3700
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:

                             Jay H. Diamond, Esq.
                            Tenzer Greenblatt LLP
                             405 Lexington Avenue
                           New York, New York 10174
                                (212) 885-5000


      This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

                       CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------
                                       Proposed       Proposed
                                       maximum        maximum
 Title of each class                   offering       aggregate      Amount of
   of securities to    Amount to be    price per      offering     registration
      be registered     registered      unit           price           fee
-------------------------------------------------------------------------------
Common Stock, $.01       1,250,000    $13.75(1)     $17,187,500     $5,208.33
par value

-------------------------------------------------------------------------------

      (1) Calculated in accordance with Rule 457(h) under the Securities Act of 1993, based upon the last sale price of the registrant's Common Stock as reported by NASDAQ on October 30, 1996, with respect to shares which may be issued upon exercise of options not yet granted under the Excalibur Technologies Corporation 1989 Incentive Plan or the Excalibur Technologies Corporation 1996 Employee Stock Purchase Plan.

                                    PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS(1)

Item 1.   Plan Information.

Item 2.   Registrant Information and Employee Plan Annual Information




                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

      The following documents which have heretofore been filed by Excalibur Technologies Corporation (the "Company") (File No. 0-9747) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), are incorporated by reference herein and shall be deemed to be a part hereof:

      1. The Company's Annual Report on Form 10-K for the fiscal year ended January 31, 1996.

      2. The Company's Quarterly Reports on Form 10-Q for the quarters ended April 30 and July 31, 1996.

      3.  The Company's proxy statement dated May 28, 1996.

      4. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act").

      All documents subsequently filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 and 15(d) of the 1934 Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which reregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and made a part hereof from their respective dates of filing such documents.

--------
(1) This information is not required to be included in, and is not incorporated by reference in, this Registration Statement.

Item 4.     Description of Securities.

            The class of securities to be offered is registered under Section 12 of the Exchange Act.


Item 5.     Interests of Named Experts and Counsel.

            The validity of Shares of Common Stock to be offered hereunder has been passed upon for the Company by Tenzer Greenblatt LLP.

Item 6.     Indemnification of Directors and Officers.

            Section 145 of the General Corporation Law of the State of Delaware empowers the Company to, and the By-laws of the Company provide that it shall, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; except that, in the case of an action or suit by or in the right of the Company, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for proper expenses.

            The  Company's  By-laws  provide,  pursuant  to  Section  145 of the
General Corporation Law of the State of Delaware, for indemnification of officers, directors, employees and agents of the Company and persons serving at the request of the Company in such capacities within other business organizations against certain losses, costs, liabilities and expenses incurred by reason of their position with the Company or such other business organizations.

            The Company has an insurance policy covering the liability and expenses which might be incurred in connection with lawful indemnification of directors and officers of the Company for certain liabilities and expenses of such directors and officers for acts in those capacities. Such directors and officers are also insured against certain liabilities and expenses incurred for acts in such capacities and for which they are not entitled to indemnification by the Company.

Item 7. Exemption from Registration Claimed.

                  Not applicable.

                               - II-2 -

Item 8. Exhibits.

          Exhibit           Description
          Number
          4.01              Certificate  of  Incorporation  of the  Company,  as
                            amended.  Incorporated  herein by  reference to Form
                            10-K for the year ended January 31, 1990,  filed May
                            1, 1990; amendment filed herewith.
          4.02              Bylaws  of  the  Company.   Incorporated  herein  by
                            reference  to Form 10-K for the year  ended  January
                            31, 1990, filed May 1, 1990.
          4.03              1989 Incentive Plan.   Incorporated
                            herein by reference to Form 10-K for the year ended January 31, 1990, filed April 22, 1991.
          4.04              Employee Stock Purchase Plan
          5.01              Opinion re: Legality
          24.01             Consent of Tenzer Greenblatt LLP (included in
                            Exhibit 5.01)
          24.02             Consent of Arthur Andersen LLP, Independent Public
                            Accountants
          24.03             Consent of Price Waterhouse LLP, Independent
                            Accountants
          25                Power of Attorney (included in signature
                            pages to this Registration Statement)


Item 9. Undertakings.

            (1)  The undersigned registrant hereby undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) to include any prospectus required by Section
            10(a)(3) of the  Securities Act of 1933;


                        (ii) to  reflect in the  prospectus  any facts or events
            arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                        (iii) to include any material  information  with respect
            to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

      provided, however, that paragraphs (1)(a)(i) and (1)(a)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

                               - II-3 -

                  (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (2) The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              POWER OF ATTORNEY

            Know all men by these presents, that each officer or director of Excalibur Technologies Corporation whose signature appears below constitutes and appoints Patrick C. Condo, James H. Buchanan and Jay H. Diamond and each of them severally her/his true and lawful attorney-in-fact and agent, with full and several power of substitution, for her/him and in her/his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or she/he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her/his or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.


                               - II-4 -

                                  SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Vienna, Commonwealth of Virginia, on the 31st day of October, 1996.

                       EXCALIBUR TECHNOLOGIES CORPORATION



                              By:/s/Patrick C. Condo
                                 ------------------------------------
                                 Patrick C. Condo
                                 President and Chief Executive Officer



            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.


      Signature                     Title                         Date
      ---------                     -----                         ----


/s/Patrick C. Condo           President, Chief Executive     October 31, 1996
------------------------      Officer and Director
Patrick C. Condo              (Principal Executive Officer)


                              Chairman of the Board          October __, 1996
-------------------------     of Directors
Donald R. Keough


/s/James H. Buchanan          Chief Financial Officer        October 31, 1996
-------------------------     and Treasurer (Principal
James H. Buchanan             Financial and Accounting Officer)


/s/Richard M. Crooks, Jr.     Director                       October 31, 1996
-------------------------
Richard M. Crooks, Jr.


                              Director                       October __, 1996
-------------------------
W. Frank King III

                               - II-5 -

/s/Paul E. Nelson             Director                       October 31, 1996
-------------------------
Paul E. Nelson


                              Director                       October __, 1996
-------------------------
John G. McMillian


/s/Philip J. O'Reilly         Director                       October 31, 1996
-------------------------
Philip J. O'Reilly


/s/Shaun C. Viguerie          Director                       October 31, 1996
------------------------
Shaun C. Viguerie




                               - II-6 -

                                   Exhibits


          Exhibit
          Number            Description
          -------           -----------
          4.01              Certificate  of  Incorporation  of the  Company,  as
                            amended.  Incorporated  herein by  reference to Form
                            10-K for the year ended January 31, 1990,  filed May
                            1, 1990; amendment filed herewith.

          4.02              Bylaws  of  the  Company.   Incorporated  herein  by
                            reference to Form 10-K for the year ended January 31, 1990, filed May 1, 1990.

          4.03              1989 Incentive Plan.   Incorporated
                            herein by reference to Form 10-K for the year ended January 31, 1990, filed April 22, 1991.

          4.04              Employee Stock Purchase Plan

          5.01              Opinion re: Legality

          24.01             Consent of Tenzer Greenblatt LLP (included in
                            Exhibit 5.01)

          24.02             Consent of Arthur Andersen LLP, Independent Public
                            Accountants

          24.03             Consent of Price Waterhouse LLP, Independent
                            Accountants

          25 Power of Attorney (included in signature pages to this Registration Statement)